Exhibit 10.3

AMENDMENT NO. 2 TO Amended and Restated CREDIT AGREEMENT

This Amendment No. 2 to Amended and Restated Credit Agreement (“Amendment”) is made as of October 30, 2015 (“Amendment No. 2 Effective Date”) among MANITEX INTERNATIONAL, INC., a Michigan corporation, MANITEX, INC., a Texas corporation, MANITEX SABRE, INC., a Michigan corporation, BADGER EQUIPMENT COMPANY, a Minnesota corporation, and MANITEX LOAD KING, INC., a Michigan corporation (each, individually a “US Borrower,” and collectively the “US Borrowers”) and MANITEX LIFTKING, ULC, an Alberta company (the “Canadian Borrower” and, together with the US Borrowers, the “Borrowers” and each individually, a “Borrower”) and the other Credit Parties (as defined in the Credit Agreement, defined below) and COMERICA BANK, a Texas banking association (in its individual capacity, “Comerica”), as US Agent, US Swing Line Lender, US Issuing Lender and a US Lender, COMERICA BANK, a Texas banking association and authorized foreign bank under the Bank Act (Canada), through its Toronto branch (in its individual capacity, “Comerica Canada”) as Canadian Agent, Canadian Swing Line Lender, Canadian Issuing Lender and a Canadian Lender, FIFTH THIRD BANK, an Ohio banking corporation, as a US Lender and a Canadian Lender (Canadian Lenders, Canadian Swing Line Lender, US Lenders and US Swing Line Lender are sometimes referred to herein collectively as the “Lenders”).

PRELIMINARY STATEMENT

The Borrowers, the Credit Parties (as defined in the Credit Agreement), US Agent, Canadian Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated January 9, 2015 as amended by Amendment No. 1 to Amended and Restated Credit Agreement dated as of March 25, 2015 (as amended, the “Credit Agreement”) providing terms and conditions governing certain loans and other credit accommodations extended by the US Agent, Canadian Agent and Lenders to Borrowers (the “Obligations”).

Borrowers, US Agent, Canadian Agent and the Lenders have agreed to amend the terms of the Credit Agreement as provided in this Amendment.

AGREEMENT

1. Defined Terms. In this Amendment, capitalized terms used without separate definition shall have the meanings given them in the Credit Agreement.

2. Amendment.

2.1 The following terms and their respective definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Cash Distributions” shall mean for any applicable period of determination, a distribution made in cash and received by Parent from the earnings of any non-North American Subsidiaries and/or Unrestricted Subsidiaries.

“Consolidated Adjusted North American EBITDA” shall mean for any period of determination, without duplication: (a) Consolidated North American EBITDA, plus (b) any Cash Distributions, all as determined on a consolidated basis of the Parent and its Restricted Subsidiaries located in North America for such period in accordance with GAAP.

“Net Repatriated Loan Proceeds” shall mean for any applicable period of determination the greater of (i) zero dollars ($0), or (ii) for the twelve month period ending as of the date of determination, the difference of (x) the total amount of cash payments received by Parent as payment for any outstanding loans or advances owed to Parent by any non-North America Subsidiary and/or payment of outstanding accrued management fees for the management services provided by Parent to CVS Ferrari S.R.L., minus (y) intercompany loans advanced by Parent to any non-North America Subsidiary. For greater certainty, the net loans to payments received by Parent applies only to the calculation of the Consolidated Fixed Charge Coverage Ratio and does not amend or modify the limitations set forth in Section 8.1 of this Agreement.

“Permitted Credit Party Sale” shall mean the sale of the 100% of the ownership shares or all of the assets of a Credit Party, in each case, subject to (i) receipt of prior written consent from the Agent and Majority Lenders, (ii) pro forma covenant compliance, and (iii) no default or event of default exists or is continuing.

2.2 The term and the definition of “Consolidated North American Total Debt to Consolidated North American EBITDA Ratio” contained in Section 1.1 of the Credit Agreement is hereby deleted and replaced with “Consolidated North American Total Debt to Consolidated Adjusted North American EBITDA Ratio” defined as follows:

“Consolidated North American Total Debt to Consolidated Adjusted North American EBITDA Ratio” shall mean, the ratio of (a) Consolidated North American Total Debt, as of the last day of such fiscal quarter end, to (b) the sum of (i) Consolidated Adjusted North American EBITDA, plus (ii) for the period commencing June 30, 2015 through March 31, 2016, US$557,000, for the management services provided by Parent to CVS Ferrari S.R.L. and for the period of April 1, 2016 and thereafter, $0.00, all for the four quarter period then ending on the date of determination.

2.3 The definition of “Consolidated Fixed Charge Coverage Ratio” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Consolidated Fixed Charge Coverage Ratio” shall mean as of any date of determination thereof, the ratio of, without duplication:  (i) Consolidated Adjusted North American EBITDA for Applicable Measuring Period ending on such date, plus Net Repatriated Loan Proceeds (for greater certainty such Net Repatriated Loan Proceeds are added only to the extent such Net Repatriated Loan Proceeds are not included in the calculation of Consolidated Net Income), minus unfinanced Capital Expenditures during such period, minus Distributions, to (ii) Consolidated Fixed Charges for Applicable Measuring Period ending on such date, all as determined on a consolidated basis for Parent and its Restricted Subsidiaries located in North America in accordance with GAAP.

2.4 The term and the definition of “Senior Secured First Lien North American Debt to Consolidated North American EBITDA Ratio” contained in Section 1.1 of the Credit Agreement is hereby deleted and replaced with  “Senior Secured First Lien North American Debt to Consolidated Adjusted North American EBITDA Ratio” defined as follows:

“Senior Secured First Lien North American Debt to Consolidated Adjusted North American EBITDA Ratio” shall mean, the ratio of (a) Senior Secured First Lien North American Debt, as of the last day of such fiscal quarter end, to (b) the sum of (i) Consolidated Adjusted North American EBITDA, plus (ii) for the period commencing June 30, 2015 through March 31, 2016, US$557,000, for the management services provided by Parent to CVS Ferrari S.R.L., and for the period of April 1, 2016 and thereafter, $0.00, all for the four quarter period then ending on the date of determination.

2.5 Paragraph (b) of Section 7.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b)

(I) for each of the 1st, 2nd, 3rd fiscal quarters of each fiscal year, as soon as available, but in any event not later than the date that is the earliest of: (i) sixty (60) days after the end of each such fiscal quarter of the Credit Parties, or (ii) the earlier of (A) two Business Days after the filing by the Parent with the SEC of a quarterly report on Form 10-Q for such fiscal quarter, and (B) the deadline for the Parent filing with the SEC of such quarterly report on Form 10-Q for such fiscal quarter (without giving effect to any extensions that may be permitted pursuant to Rule 12b-25 under the Exchange Act), a copy of the Parent prepared: (1) unaudited Consolidated and Consolidating balance sheets of the Parent and its Restricted Subsidiaries located in North America as at the end of such quarter and the related unaudited statements of income, stockholders equity and cash flows of the Parent and its Restricted Subsidiaries located in North America for the portion of the Fiscal Year through the end of such quarter, (2) unaudited Consolidated and Consolidating balance sheets of the Parent and its Subsidiaries located in North America as at the end of such quarter and the related unaudited statements of income, stockholders equity and cash flows of the Parent and its Subsidiaries located in North America for the portion of the Fiscal Year through the end of such quarter, and (3) unaudited Consolidated and Consolidating balance sheets of the Parent and its Subsidiaries as at the end of such quarter and the related unaudited statements of income, stockholders equity and cash flows of the Parent and its Subsidiaries for the portion of the Fiscal Year through the end of such quarter setting forth in each case in comparative form the figures for the corresponding periods in the previous Fiscal Year, and all of the aforementioned certified by a Responsible Officer of the US Borrower and Canadian Borrower as being fairly stated in all material respects; and

(II) for the 4th fiscal quarter of each fiscal year, as soon as available, but in any event not later than seventy-five (75) days after the end of each such fiscal quarter of the Credit Parties a copy of the Parent prepared: (1) unaudited Consolidated and Consolidating balance sheets of the Parent and its Restricted Subsidiaries located in North America as at the end of such quarter and the related unaudited statements of income, stockholders equity and cash flows of the Parent and its Restricted Subsidiaries located in North America for the portion of the Fiscal Year through the end of such quarter, (2) unaudited Consolidated and Consolidating balance sheets of the Parent and its Subsidiaries located in North America as at the end of such quarter and the related unaudited statements of income, stockholders equity and cash flows of the Parent and its Subsidiaries located in North America for the portion of the Fiscal Year through the end of such quarter, and (3) unaudited Consolidated and Consolidating balance sheets of the Parent and its Subsidiaries as at the end of such quarter and the related unaudited statements of income, stockholders equity and cash flows of the Parent and its Subsidiaries for the portion of the Fiscal Year through the end of such quarter setting forth in each case in comparative form the figures for the corresponding periods in the previous Fiscal Year, and all of the aforementioned certified by a Responsible Officer of the US Borrower and Canadian Borrower as being fairly stated in all material respect;”

2.6 Paragraph (a) of Section 7.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Concurrently with the delivery of the financial statements described in Section 7.1(a) for each Fiscal Year end, and 7.1(b) for each fiscal quarter end, a Covenant Compliance Report (or, in the case of the Parent prepared financial statements described in 7.1(b)(II), a draft Covenant Compliance Report) duly executed by a Responsible Officer of the US Borrowers’ Representative;”

2.7 Paragraph (d) of Section 7.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d) On or before January 29, 2016 with respect to the 2016 fiscal year and within ninety (90) days after the end of each Fiscal Year commencing with the 2016 fiscal year end (for the 2017 fiscal year projections) and each fiscal year end thereafter, projections for the Credit Parties for the next succeeding Fiscal Year, on a quarterly, consolidating and consolidated basis (for Parent and non-North American operations for fully consolidated Parent) and for the following Fiscal Year on an annual basis, including a balance sheet, as at the end of each relevant period and for the period commencing at the beginning of the Fiscal Year and ending on the last day of such relevant period, such projections certified by a Responsible Officer of the US Borrowers and a Responsible Officer of the Canadian Borrower, as applicable, each such report being based on reasonable estimates and assumptions taking into account all facts and information known (or reasonably available to any Credit Party) by a Responsible Officer of such Borrower(s);”

2.8 Paragraphs (f) and (g) of Section 7.2 of the Credit Agreement are hereby re-lettered changing them to (h) and (i) respectively and the following new paragraphs (f) and (g) are hereby added to Section 7.2:

“(f) on the first business day of each week, commencing with the week of December 7, 2015, deliver a schedule of expected cash receipts and cash disbursements for a thirteen week projected period, in detail, form and substance acceptable to Agent.  The statement shall contain a comparison of actual results to Borrowers’ projections with explanations of any variances from those projections;

(g) within thirty (30) days after and as of the end of each month, including the last month of each Fiscal Year, or more frequently as requested by the Agent or the Majority Lenders, commencing with the month ending October 31, 2015, a monthly back-log report from each Borrower, in detail, form and substance acceptable to Agent; ”

2.9 Section 7.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“7.6 Inspection of Property; Books and Records, Discussions.  Permit the Agents and each Lender, through their authorized attorneys, accountants and representatives (a) at all reasonable times during normal business hours, upon the request of such Agent or such Lender, to examine each Credit Party’s books, accounts, records, ledgers and assets and properties; (b) from time to time, during normal business hours, upon the request of the Agent, to conduct full or partial collateral audits of the Accounts and Inventory of the Credit Parties, such audits to be completed by an appraiser as may be selected by the Agent and consented to by the applicable Borrowers (such consent not to be unreasonably withheld), with all reasonable costs and expenses of such audits to be reimbursed by the Credit Parties, provided that so long as no Event of Default or Default exists, the US Borrowers shall not be required to reimburse US Agent for such audits or appraisals more frequently than twice each Fiscal Year and the Canadian Borrower shall not be required not reimburse the Canadian Agent for such audits or appraisals more frequently than twice each Fiscal Year; (c) during normal business hours and at their own risk, to enter onto the real property owned or leased by any Credit Party to conduct inspections, investigations or other reviews of such real property; and (d) at reasonable times during normal business hours and at reasonable intervals, to visit all of the Credit Parties’ offices, discuss each Credit Party’s respective financial matters with their respective officers, as applicable, and, by this provision, the Borrowers authorize, and will cause each of their respective Subsidiaries to authorize, its independent certified or chartered public accountants to discuss the finances and affairs of any Credit Party and examine any of such Credit Party’s books, reports or records held by such accountants.”

2.10 Effective as of September 30, 2015, Section 7.9 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“7.9 Financial Covenants.  US Borrowers shall maintain on a Consolidated basis the financial covenants set forth in this Section 7.9, tested on the last day of each fiscal quarter of Parent:

(a) Maintain, as of the last day of each fiscal quarter, for the Applicable Measuring Period then ending, a Consolidated Fixed Charge Coverage Ratio of not less than the amount set forth below for the periods indicated below, including the quarter ends indicated and each fiscal quarter end between such dates:

September 30, 2015	1.20 to 1.00
December 31, 2015	0.90 to 1.00
March 31, 2016 and each fiscal quarter end thereafter	1.20 to 1.00

(b) Maintain, as of the last day of each fiscal quarter, a Senior Secured First Lien North American Debt to Consolidated Adjusted North American EBITDA Ratio of not more than the amount set forth below for the periods indicated below, including the quarter ends indicated and each fiscal quarter end between such dates:

September 30, 2015	4.75 to 1.00
December 31, 2015	5.25 to 1.00
December 31, 2015 following the closing of any Permitted Credit Party Sale	4.75 to 1.00
March 31, 2016	3.50 to 1.00
June 30, 2016 and each fiscal quarter end thereafter	2.75 to 1.00

(c) Maintain, as of the last day of each fiscal quarter, a Consolidated North American Total Debt to Consolidated Adjusted North American EBITDA Ratio of not more than the amount set forth below for the periods indicated below, including the quarter ends indicated and each fiscal quarter end between such dates:

September 30, 2015	6.75 to 1.00
December 31, 2015	7.50 to 1.00
December 31, 2015 following the closing of any Permitted Credit Party Sale	7.00 to 1.00
March 31, 2016	4.50 to 1.00
June 30, 2016 and each fiscal quarter end thereafter	3.75 to 1.00

2.11 Annex I (Applicable Margin Grid) to the Credit Agreement is hereby amended  and restated in its entirety as set forth on Annex I attached hereto.

2.12 Schedule 8.13 (Consulting Agreements) to the Credit Agreement is hereby amended  and restated in its entirety as set forth on Schedule 8.13 attached hereto.

2.13 Exhibit J (Form of Covenant Compliance Report) to the Credit Agreement is hereby deleted and replaced in its entirety with Exhibit J attached hereto.

3. Amendment Fee. The US Agent shall have received for the ratable benefit of each Lender that has provided its consent to this Amendment on or before October 30, 2015, by 4:00 p.m. (Eastern), a non-refundable amendment fee equal to 0.15% of the sum of each such Lender’s US Revolving Credit Commitment Amount, Term Loan Amount and Canadian Revolving Credit Commitment Amount, such amendment fee being fully earned and payable to such consenting Lenders upon the effectiveness of this Amendment.

4. Representations and Warranties. The Borrowers represent, warrant, and agree that:

(a) Except as expressly modified in this Amendment or as otherwise provided in writing by Borrowers to Lenders, the representations, warranties, and covenants set forth in the Credit Agreement and in each related document, agreement, and instrument remain true and correct, continue to be satisfied in all respects, and are legal, valid and binding obligations with the same force and effect as if entirely restated in this Amendment, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct as of such earlier date.

(b) When executed, the Agreement, as amended by this Amendment will continue to constitute a duly authorized, legal, valid, and binding obligation of the Borrowers enforceable in accordance with its terms. The Credit Agreement, as amended, along with each related document, agreement and instrument, is ratified and confirmed and shall remain in full force and effect and the Credit Parties further represent and warrant that they have taken all actions necessary to authorize the execution and performance of such documents.

(c) There is no Default or Event of Default existing under the Credit Agreement, or any related document, agreement, or instrument, and no event has occurred or condition exists that is or, with the giving of notice or lapse of time or both, would be such a default.

(d) As applicable to each such Credit Party, the articles of incorporation, articles of formation, articles of amalgamation, bylaws, operating agreements and resolutions and incumbency certificates of the Borrowers and the Guarantors delivered to US Agent and Canadian Agent as of the Amendment No. 2 Effective Date and/or in connection the Prior Credit Agreement, have not been repealed, amended or modified since the date of delivery thereof and that same remain in full force and effect.

5. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

6. Governing Law. The parties agree that the terms and provisions of this Amendment shall be governed by and construed in accordance with the laws of the State of Michigan without regard to principles of conflicts of law.

7. No Defenses. The Credit Parties acknowledge, confirm, and warrant to US Agent, Canadian Agent and the Lenders that as of the date hereof the Credit Parties have absolutely no defenses, claims, rights of set-off, or counterclaims against US Agent, Canadian Agent and the Lenders under, arising out of, or in connection with, this Amendment, the Credit Agreement, the Loan Documents and/or the individual advances under the Obligations, or against any of the indebtedness evidenced or secured thereby.

8. Ratification. Except for the modifications under this Amendment, the parties ratify and confirm the Credit Agreement and the Loan Documents and agree that they remain in full force and effect.

9. Further Modification; No Reliance. This Amendment may be altered or modified only by written instrument duly executed by the Credit Parties and the Lenders. In executing this Amendment, the Credit Parties are not relying on any promise or commitment of US Agent, Canadian Agent and/or the Lenders that is not in writing signed by the applicable Agent and/or the Lenders.

10. Acknowledgment and Consent of Guarantors. Each of the US Credit Parties has guaranteed the payment and performance of the Obligations by Borrowers pursuant to Guaranty dated August 19, 2013 (the “Guaranty”) and with respect to North American Distribution, Inc. and North American Equipment, Inc. by way of joinder dated as of even date herewith (“Joinder Agreement”). Each of the Guarantors, by signing below, acknowledges and consents to the execution, delivery and performance of this Amendment, and agrees that the Guaranty and Joinder Agreement, as applicable, remains in full force and effect. Each of the Guarantors further represents that it is in compliance with all of the terms and conditions of its Guaranty or as applicable its Joinder Agreement.

11. Expenses. Borrowers shall promptly pay all out-of-pocket fees, costs, charges, expenses, and disbursements of US Agent, Canadian Agent and the Lenders incurred in connection with the preparation, execution, and delivery of this Amendment, and the other documents contemplated by this Amendment.

12. RELEASE.  BORROWERS AND GUARANTORS, IN EVERY CAPACITY, INCLUDING, BUT NOT LIMITED TO, AS SHAREHOLDERS, PARTNERS, OFFICERS, DIRECTORS, INVESTORS AND/OR CREDITORS OF BORROWERS AND/OR GUARANTORS, OR ANY ONE OR MORE OF THEM, HEREBY WAIVE, DISCHARGE AND FOREVER RELEASE BANK, BANK’S EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS, AFFILIATES AND SUCCESSORS AND ASSIGNS, FROM AND OF ANY AND ALL CLAIMS, CAUSES OF ACTION, DEFENSES, COUNTERCLAIMS OR OFFSETS AND/OR ALLEGATIONS ANY BORROWER AND/OR ANY GUARANTOR MAY HAVE OR MAY HAVE MADE OR WHICH ARE BASED ON FACTS OR CIRCUMSTANCES ARISING AT ANY TIME UP THROUGH AND INCLUDING THE DATE OF THIS AMENDMENT, WHETHER KNOWN OR UNKNOWN, AGAINST ANY OR ALL OF BANK, BANK’S EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS, AFFILIATES AND SUCCESSORS AND ASSIGNS.

13. WAIVER OF JURY TRIAL. THE LENDERS, THE AGENTS AND THE BORROWERS KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS Amendment OR ANY RELATED INSTRUMENT OR AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS Amendment OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTION OF ANY OF THEM.  NEITHER THE LENDERS, THE AGENTS NOR THE BORROWERS SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE LENDERS AND THE AGENTS OR THE BORROWERS EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

14. Effectiveness and Counterparts. This Amendment may be executed in as many counterparts as US Agent, Canadian Agent, the Lenders and the Borrowers deem convenient, and shall become effective upon delivery to US Agent and Canadian Agent of: (i) all executed counterparts hereof from the Lenders and from Borrowers and each of the Guarantors; (ii) receipt by Agent of all fees payable to Borrowers to Lenders and Agent as detailed herein and in the Fee Letter from Borrowers to Agent dated on or about October 26, 2015; (iii) the documents listed on the Closing Checklist attached hereto as Exhibit A, except for (x) the reaffirmations of subordination agreements from Terex Corporation which shall be delivered to Agent on a post-closing basis on or before November 30, 2015, and (y) the Borrower shall use its best efforts to deliver to Agent the reaffirmation of subordination agreement from MI Convert Holdings LLC and Invemed Associates LLC on or before November 30, 2015; and (iv) any other documents or items which US Agent or Canadian Agent may require to carry out the terms hereof.

[Signature Pages Follow]

[Signature Page - Amendment No. 2 to Amended and Restated Credit Agreement- Borrowers ]

This Amendment No. 2 to Amended and Restated Credit Agreement is executed and delivered on the Amendment No. 2 Effective Date.

MANITEX INTERNATIONAL, INC.

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	President

MANITEX, INC.

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	President

MANITEX SABRE, INC.

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	President

BADGER EQUIPMENT COMPANY

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	President

MANITEX LOAD KING, INC.

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	President

MANITEX LIFTKING, ULC

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	Vice President

[Signature Page- Amendment No. 2 to Amended and Restated Credit Agreement – Comerica Bank]

COMERICA BANK

By:	/s/ James Q. Goudie, III
James Q. Goudie, III
Its:	Vice President

COMERICA BANK, as US Lender, as US
Issuing Lender, and as US Swing Line Lender

By:	/s/ James Q. Goudie, III
James Q. Goudie, III
Its:	Vice President

COMERICA BANK, as Canadian Agent

By:	/s/ Prashant Prakash
Prashant Prakash
Its:	Portfolio Risk Manager

COMERICA BANK, as Canadian Lender,
As Canadian Issuing Lender, and as Canadian
Swing Line Lender

By:	/s/ Prashant Prakash
Prashant Prakash
Its:	Portfolio Risk Manager

[Signature Page - Amendment No. 2 to Amended and Restated Credit Agreement – US Lender]

FIFTH THIRD BANK, as US Lender

By:	/s/ Matthew Berman
Matthew Berman
Its:	Assistant Vice President

[Signature Page - Amendment No. 2 to Amended and Restated Credit Agreement - Canadian Lender]

FIFTH THIRD BANK, as Canadian Lender

By:	/s/ Ramin Ganjavi
Ramin Ganjavi
Its:	Director

[Signature Page - Amendment No. 2 to Amended and Restated Credit Agreement - Guarantors]

GUARANTORS:
MANITEX INTERNATIONAL, INC.		MANITEX, INC.

By:	/s/ Andrew M. Rooke	By:	/s/ Andrew M. Rooke
	Andrew M. Rooke		Andrew M. Rooke
Its:	President	Its:	President

MANITEX SABRE, INC.		BADGER EQUIPMENT COMPANY

By:	/s/ Andrew M. Rooke	By:	/s/ Andrew M. Rooke
	Andrew M. Rooke		Andrew M. Rooke
Its:	President	Its:	President

MANITEX LOAD KING, INC.		LIFTKING, INC.

By:	/s/ Andrew M. Rooke	By:	/s/ Andrew M. Rooke
	Andrew M. Rooke		Andrew M. Rooke
Its:	President	Its:	President

MANITEX, LLC		NORTH AMERICAN EQUIPMENT, INC.

By:	/s/ Andrew M. Rooke	By:	/s/ Andrew M. Rooke
	Andrew M. Rooke		Andrew M. Rooke
Its:	President	Its:	President

NORTH AMERICAN DISTRIBUTION, INC.

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	President

EXHIBIT “A”

DOCUMENTATION CHECKLIST

DOCUMENTATION CHECKLIST

US Borrowers:

Manitex International, Inc., a Michigan corporation
Manitex, Inc. a Texas corporation
Manitex Sabre, Inc., a Michigan corporation
Badger Equipment Company, a Minnesota corporation
Manitex Load King, Inc., a Michigan corporation

Canadian Borrower:	Manitex Liftking, ULC, an Alberta corporation

Agent:	Comerica Bank, as US Agent for all Lenders Comerica Bank, as Canadian Agent for all Canadian Lenders

Guarantors:

Liftking, Inc. (with respect to debt of all Borrowers)
Manitex, LLC (with respect to debt of all Borrowers)
All US Borrowers (with respect to debt of Canadian Borrower)
North American Distribution, Inc. (with respect to debt of all Borrowers)
North American Equipment, Inc. (with respect to debt of all Borrowers)

Subordinated Creditors:	Terex Corporation, MI Convert Holdings LLC and Invemed Associates LLC a New York limited liability company

Transaction:	Amendment No. 2 to Amended and Restated Credit Agreement

Closing Date:	October 30, 2015

ITEM	SOURCE	NOTES / STATUS	Ordered/ Drafted

I. LOAN DOCUMENTATION

Primary Loan Documents

1. Amendment No. 2 to Amended and Restated Credit Agreement	Bodman	Doc No.	☒

2. Closing Certificate	Bodman	Doc No.	☒

Collateral Instruments/Agreements

3. Reaffirmation of a. Terex Subordination agreement b. Terex Lien Subordination	Bodman	Not a condition to close – post-closing delivery Doc No.	☐ ☐

4. Reaffirmation of Convert Holdings LLC and Invemed Associates LLC subordination agreement	Bodman	Not a condition to close – post-closing delivery – on a best efforts basis Doc No.	☐

ANNEX I

Applicable Margin Grid
Revolving Credit and Term Loan Facilities
(basis points per annum)

Basis for Pricing	Level I	Level II	Level III	Level IV	Level V**

Consolidated North American Total Debt to Consolidated Adjusted North American EBITDA Ratio *	<3.00 to 1.00	>3.00 to 1.00 <3.50 to 1.00	>3.50 to 1.00 <4.00 to 1.00	>4.00 to 1.00 <4.50 to 1.00	>4.50 to 1.00

US Revolving Credit Eurodollar Margin	275	300	325	350	400

US Revolving Credit US Base Rate Margin	175	200	225	250	300

US Revolving Credit Facility Fee	37.5	50	50	50	50

US Letter of Credit Fees (exclusive of facing fees)	275	300	325	350	400

Canadian BA-based Rate (for Canadian Dollar advances) and Eurodollar Rate (for US Dollar Advances)	275	300	325	350	400

Canadian Revolving Credit Canadian Prime-based Margin	275	300	325	350	400

Canadian Revolving Credit US Prime-based Margin	175	200	225	250	300

Canadian Revolving Credit Facility Fee	50	50	50	50	50

Canadian Letter of Credit Fees (exclusive of facing fees)	275	300	325	350	400

Basis for Pricing	Level I	Level II	Level III	Level IV	Level V**	Level VI

Consolidated North American Total Debt to Consolidated Adjusted North American EBITDA Ratio *	<3.50 to 1.00	>3.50 to 1.00 <4.00 to 1.00	>4.00 to 1.00 <4.75 to 1.00	>4.75 to 1.00 <5.50 to 1.00	>5.50 to 1.00 <6.25 to 1.00	>6.25 to 1.00

Term Loan Eurodollar Margin	375	400	450	500	550	600

Term Loan US Base Rate Margin	275	300	350	400	450	500

*	Definitions as set forth in the Credit Agreement.
**	Pricing grid level at close

Schedule 8.13

Consulting Agreements

[CVS Ferrari S.R.L. agreement with Manitex International, Inc. for the management services provided by Manitex International, Inc. to CVS Ferrari S.R.L.]

Manitex International, Inc. has a consulting agreement with Marvin Rosenberg.

Manitex Sabre, Inc. has a consulting agreement with Steve Adler.

Exhibit J

FORM OF COVENANT COMPLIANCE REPORT

TO:	Comerica Bank, as Agent

RE:

Amended and Restated Credit Agreement dated as of January 8, 2015 (as amended, supplemented, amended and restated or otherwise modified from time to time the “Credit Agreement”) by and among MANITEX INTERNATIONAL, INC., a Michigan corporation, MANITEX, INC., a Texas corporation, MANITEX SABRE, INC., a Michigan corporation,  BADGER EQUIPMENT COMPANY, a Minnesota corporation and MANITEX LOAD KING, INC., a Michigan corporation (collectively the “US Borrowers”) and MANITEX LIFTKING, ULC, an Alberta unlimited liability corporation (the “Canadian Borrower” and together with the US Borrowers, collectively, the “Borrowers”), the other Credit Parties (as defined in the Credit Agreement) from time to time party thereto, the financial institutions from time to time signatory thereto, Comerica Bank, a Texas banking association, in its capacity as US Agent (as defined in the Credit Agreement and referred to herein as the “US Agent”), for and on behalf of the US Lenders (as defined in the Credit Agreement), Comerica Bank, a Texas banking association and authorized foreign bank under the Bank Act (Canada), in its capacity as the Canadian Agent (as defined in the Credit Agreement and referred to herein as the “Canadian Agent”, together with US Agent, collectively “Agent”), for and on behalf of the Canadian Lenders (as defined in the Credit Agreement)

This Covenant Compliance Report (“Report”) is furnished pursuant to Section 7.2(a) of the Credit Agreement and sets forth various information as of ______________, 20___ (the “Computation Date”).

1.

Consolidated Fixed Charge Coverage Ratio (Section 7.9 (a)).  On the Computation Date, the Consolidated Fixed Charge Coverage Ratio, which is required to be not less than the amount set forth below for the fiscal quarter ends indicated:

September 30, 2015	1.20 to 1.00
December 31, 2015	0.90 to 1.00
March 31, 2016 and each fiscal quarter end thereafter	1.20 to 1.00

was ______ to 1.00, as computed in the supporting documents attached hereto as Schedule 1.

2.

Senior Secured First Lien North American Debt to Consolidated Adjusted North American EBITDA Ratio (Section 7.9 (b)).  On the Computation Date, the Senior Secured First Lien North American Debt to Consolidated Adjusted North American EBITDA Ratio, which is required to be not more than the amount set forth below for the fiscal quarter ends indicated:

September 30, 2015	4.75 to 1.00
December 31, 2015	5.25 to 1.00
December 31, 2015 following the closing of any Permitted Credit Party Sale	4.75 to 1.00
March 31, 2016	3.50 to 1.00
June 30, 2016 and each fiscal quarter end thereafter	2.75 to 1.00

was ______ to 1.00, as computed in the supporting documents attached hereto as Schedule 2.

3.

Consolidated North American Total Debt to Consolidated Adjusted North American EBITDA Ratio (Section 7.9(c)).  On the Computation Date, the Consolidated North American Total Debt to Consolidated Adjusted North American EBITDA Ratio, which is required to be not more than the amount set forth below for the fiscal quarter ends indicated:

September 30, 2015	6.75 to 1.00
December 31, 2015	7.50 to 1.00
December 31, 2015 following the closing of any Permitted Credit Party Sale	7.00 to 1.00
March 31, 2016	4.50 to 1.00
June 30, 2016 and each fiscal quarter end thereafter	3.75 to 1.00

was ______ to 1.00, as computed in the supporting documents attached hereto as Schedule 3.

4.

Capital Expenditures (Section 8.6).  On the Computation Date, Capital Expenditures, which were required to be not more than US$3,000,000 (or the Equivalent Amount in Canadian Dollars) in the aggregate for the Fiscal Year in which the Computation Date occurs, were US$_____________ in the aggregate to date for the Fiscal Year in which the Computation Date occurs, as evidenced in the supporting documentation attached as Schedule 5.

The US Borrowers’ Representative hereby certifies that:

A. To the best of my knowledge, all of the information set forth in this Report (and in any Schedule attached hereto) is true and correct in all material respects.

B. To the best of my knowledge, the representations and warranties of the Credit Parties contained in the Credit Agreement and in the Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and at the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specific date, in which case such representations and warranties were true and correct in all material respects as of the date when made.

C. I have reviewed the Credit Agreement and this Report is based on an examination sufficient to assure that this Report is accurate.

D. To the best of my knowledge, except as stated in Schedule 5 hereto (which shall describe any existing Default or Event of Default and the notice and period of existence thereof and any action taken with respect thereto or contemplated to be taken by Borrowers or any other Credit Party), no Default or Event of Default has occurred and is continuing on the date of this Report.

Capitalized terms used in this Report and in the Schedules hereto, unless specifically defined to the contrary, have the meanings given to them in the Credit Agreement.

IN WITNESS WHEREOF, Borrowers have caused this Report to be executed and delivered by the US Borrowers’ Representative this ______ day of __________________, ____.

MANITEX INTERNATIONAL, INC.

By:

Its: